 Exhibit 99.1

SITO Mobile Reports First Quarter Fiscal 2015 Financial Results

Operating revenues grow 72% year-on-year led by the quarter’s 131% sequential increase in media placement business

JERSEY CITY, NEW JERSEY, February 3, 2015 -- SITO Mobile Ltd. (OTCQB: SITO), a leading mobile engagement platform provider, today announced results for its fiscal first quarter ended December 31, 2014. Total revenue was $3,847,346 for the quarter ended December 31, 2014, representing 28% sequential quarterly growth over the $3,003,672 in total revenue for the quarter ended September 30, 2014, led by a 131% sequential increase in media placement revenue that was $1,289,089 for the quarter ended December 31, 2014 as compared to $556,859 for the quarter ended September 30, 2014. Operating revenue, which excludes revenue from licensing and royalites, was $3,713,855 for the quarter ended December 31, 2014, representing a 72% increase over the $2,157,128 in operating revenue for the quarter ended December 31, 2013. Total revenues for the quarter ended December 31, 2013 were $2,907,128, which include $750,000 in one-time licensing revenue from Zoove Corporation.

“The results of this quarter only begin to indicate the size of the opportunity in front of us and our ability to quickly capture market share”, said Jerry Hug, CEO of SITO Mobile. “Driven by the success of our Location-Based Ad Platform and specifically our Verified Walk-In product, we are now beginning to see the early results of our plan take shape. We remain focused on our goal to become a leading player in the Mobile Marketing and Advertising space.”

Media placement revenue accounted for 34% of total revenue for quarter ended December 31, 2014 as compared to 19% of total revenue for quarter ended September 30, 2014 and 0.3% of total revenue for quarter ended December 31, 2013. SITO Mobile’s growth in media placement revenue has come from sales of mobile advertising campaigns that leverage the geo-fencing and real time bidding technology acquired through the Company’s July 2014 DoubleVision acquisition.

SITO Mobile’s gross margin was 56% for quarter ended December 31, 2014 as compared to a 62% margin for quarter ended September 30, 2014. EBITDA was $69,871 for the quarter ended December 31, 2014 as compared to ($1,084,064) for the quarter ended September 30, 2014. SITO Mobile reported a net loss of ($535,251), or $0.00 per share, for the quarter ended December 31, 2014 as compared to a net loss of ($1,539,945), or $0.01 per share, for quarter ended September 30, 2014.

As of December 31, 2014, cash on hand was $5.5 million, a $4.9 million increase from September 30, 2014. SITO Mobile’s October 2014 financing transaction with Fortress enabled the Company to repay all of its outstanding convertible debt and provided the Company with capital to grow operating revenues, make acquisitions and pursue new licensing and royalties revenue streams using its portfolio of 27 U.S. patents.

Conference call information:

Date: Tuesday, February 3, 2015

Time: 4:30 P.M. Eastern Time (ET)

Dial in Number for U.S. & Canadian Callers: 877-407-8629

Dial in Number for International Callers (Outside of the U.S. & Canada): 201-493-6715

About SITO Mobile Ltd.

SITO Mobile provides a mobile engagement platform that enables brands to increase awareness, loyalty, and ultimately sales. For more information visit www.sitomobile.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our reliance on brand owners and wireless carriers, the possible need for additional capital as well other risks identified in our filings with the SEC. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investor Relations:
Robert Haag
IRTH Communications
sito@irthcommunications.com
866-976-4784

[Financial Tables to Follow]

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SITO Mobile, Ltd.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended
	December 31,
	2014	2013

Revenue
Wireless applications	$2,424,766	$2,147,128
Licensing and royalties	133,581	750,000
Media placement	1,289,089	10,000
Total Revenue	3,847,436	2,907,128

Cost of Revenue	1,696,347	868,093

Gross Profit	2,151,089	2,039,035

Operating Expenses
General and administrative (including stock based compensation)	1,370,538	2,496,638
Sales and marketing (including stock based compensation)	700,364	227,560
Depreciation and amortization	188,744	149,757
Research and development	10,316	24,093

	2,269,962	2,898,048

Loss from operations	(118,873)	(859,013)

Other Expenses
Interest expense	(417,378)	(192,720)

Net loss before income taxes	(536,251)	(1,051,733)

Provision for income taxes	-	-

Net loss	$(536,251)	$(1,051,733)

Basic and diluted loss per share	$(0.00)	$(0.01)

Weighted average shares outstanding	153,262,747	140,815,604

Stock compensation expense
General and administrative	$172,729	$841,706
Sales and marketing	8,085	-
Total	$180,814	$841,705

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SITO Mobile, Ltd.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,
	2014	2014

Assets
Current assets
Cash and cash equivalents	$5,488,672	$620,185
Accounts receivable, net - current portion	3,388,956	2,443,308
Prepaid consulting	-	81,547
Other prepaid expenses	84,916	151,994

Total current assets	8,962,544	3,297,034

Property and equipment, net	244,584	236,706

Other assets
Accounts receivable, net	225,000	450,000
Capitalized software development costs, net	762,661	639,416
Intangible assets:
Patents	425,420	447,427
Patent applications cost	709,060	609,010
Software license	831,000	831,000
Goodwill	4,482,884	3,482,884
Deferred loan costs, net	132,920	-
Other assets including security deposits	158,946	113,291

Total other assets	7,727,891	6,573,028

Total assets	$16,935,019	$10,106,768

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SITO Mobile, Ltd.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,
	2014	2014

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$2,389,712	$1,651,805
Accrued expenses	547,176	501,122
Accrued compensation - related party	438,192	598,592
Deferred revenue	752,324	378,257
Current obligation under capital lease	19,715	16,661
Purchase price payable	1,000,000	-
Note payable	1,000,002	-
Convertible debenture - related party	-	643,973
Convertible debentures - unrelated parties	-	3,646,926

Total current liabilities	6,147,121	7,437,336

Long-term liabilities
Obligations under capital lease	17,900	12,718
Note payable	7,555,763	-

Total long-term liabilities	7,573,663	12,718

Total liabilities	13,720,784	7,450,054

Stockholders' Equity
Preferred stock, $.0001 par value, 5,000,000 shares authorized; none outstanding	-	-
Common stock, $.001 par value; 300,000,000 shares authorized, 153,348,167 shares issued and outstanding as of December 31, 2014 and $.001 par value; 200,000,000 shares authorized, 150,728,628 shares issued and outstanding as of September 30, 2014	153,348	150,729
Additional paid-in capital	138,006,669	136,915,516
Accumulated deficit	(134,945,782)	(134,409,531)

Total stockholders' equity	3,214,235	2,656,714

Total liabilities and stockholders' equity	$16,935,019	$10,106,768

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